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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 24, 1996 included in the Company's Form 10-K for the year ended December 31, 1995, as amended by Form 10-K/A, and to all references to our Firm included in this registration statement.

                                   /s/ ARTHUR ANDERSEN LLP
                                       ARTHUR ANDERSEN LLP


San Jose, California
December 16, 1996